Exhibit 99.1






                              THE US WEST PORTFOLIO

                              Historical Summaries
                        of Operating Revenue and Expenses

                Nine Months Ended September 30, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of The US West Portfolio for the year ended December 31, 1996. This historical summary is the responsibility of the management of The US West Portfolio. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of The US West Portfolio.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of The US West Portfolio for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP



Washington, DC
October 15, 1997

                              THE US WEST PORTFOLIO


             Historical Summaries of Operating Revenue and Expenses

  For the nine months ended September 30, 1997 (unaudited) and the year ended
                               December 31, 1996

                             (dollars in thousands)


                                             Nine months         Year
                                               ended             ended
                                            September 30,     December 31,
                                               1997              1996
                                             ----------        -----------


Operating revenue - Building rental        $     7,286             9,714

Operating expenses                                   -                 -
                                             ----------        ----------
         Operating revenue in excess
           of operating expenses           $     7,286             9,714
                                             ==========        ==========








See accompanying notes to historical summaries of operating revenue and expenses.

                              THE US WEST PORTFOLIO

         Notes to Historical Summaries of Operating Revenue and Expenses

                Nine months ended September 30, 1997 (unaudited)
                      and the year ended December 31, 1996

                             (dollars in thousands)




(1)    Description of the Property

       The US West Portfolio consists of four buildings (the Buildings) located in Phoenix and Tucson, Arizona, and contain approximately 530,000 square feet of office space available for lease. At September 30, 1997, the Buildings were 100% leased to US West Business Resources, Inc. under various triple-net leases.

(2)    Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty, L.P. in the proposed future operations of the Buildings, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of the Buildings have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the Buildings.

       (b)   Revenue Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the nine months ended September 30, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the nine months ended September 30, 1997, have been included. The results of operations for the nine-month period ended September 30, 1997 are not necessarily indicative of the results for the full year.
                                                                (Continued)

                              THE US WEST PORTFOLIO

                             (dollars in thousands)


(3)    Rental Revenue

       The Buildings are leased to US West Business Resources, Inc. under various triple-net leases classified as operating leases. Triple-net leases require the lessee to directly pay all operating expenses such as, real estate taxes, insurance and maintenance costs.

       Minimum future rental on noncancelable leases are as follows for the years ending December 31 (in thousands):

                                   1997        $   8,129
                                   1998            8,457
                                   1999            8,792
                                   2000            9,142
                                   2001            9,501
                                   Thereafter     58,472
                                                  ------
                                               $ 102,439
                                               =========


(4) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of the Buildings for the 12 months ended September 30, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the Buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Pro forma net operating income (exclusive of
               depreciation and amortization expense)                 $   8,092

           Less estimated depreciation and amortization expense           1,752
                                                                      ---------
                         Pro forma taxable operating income           $   6,340
                                                                      =========
                         Pro forma cash available from operations     $   8,092
                                                                      =========

                                2600 West Olive

                              Historical Summaries
                       of Operating Revenue and Expenses

                Nine Months Ended September 30, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                  (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of 2600 West Olive (the Property) for the year ended December 31, 1996. This historical summary is the responsibility of the management of the Property. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of the Property.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, as described in note 2(a), of 2600 West Olive for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                            KPMG Peat Marwick LLP

Washington, DC
September 10, 1997

                                 2600 West Olive

             Historical Summaries of Operating Revenue and Expenses

        For the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996

                             (Dollars in thousands)


                                                  Nine months
                                                     ended           Year ended
                                                  September 30,     December 31,
                                                      1997             1996
                                                  ------------      ------------

Operating revenue:
    Rental revenue                                $   2,658             3,624
    Expense reimbursments                               159               189
                                                   ---------          --------
          Total operating revenue                     2,817             3,813
                                                   ---------          --------

Operating expenses:
    Utilities                                           280               394
    Repair and maintenance                              269               339
    Management fees                                      84               116
    Security services                                    78                99
    Administrative and other                             46                68
    Insurance                                            25                26
                                                   ---------          --------
          Total operating expenses                      782             1,042
                                                   ---------          --------
          Operating revenue in excess of
            operating expenses                     $  2,035             2,771
                                                   =========          ========

                 See accompanying notes to historical summaries

                       of operating revenue and expenses.

                                 2600 West Olive

         Notes to Historical Summaries of Operating Revenue and Expenses

                Nine months ended September 30, 1997 (unaudited)
                      and the year ended December 31, 1996


(1)    Description of the Property

       2600 West Olive (the Property) is located in Burbank, California, and contains approximately 143,000 square feet of office space available for lease. At September 30, 1997, the Property was 100% leased.

(2)    Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty, L.P. in the proposed future operations of the Property, have been excluded. Interest income has been excluded from revenue, and real estate taxes, interest, depreciation and amortization, and other costs not directly related to the future operations of the Property have been excluded from expenses.

             In accordance with current California tax law, management expects that real estate taxes will be reassessed upon transfer of ownership based on the purchase price of the Property. Therefore, historical real estate tax expenses are not comparable to those expected to be incurred by the Property's new owner. Real estate taxes for the nine months ended September 30, 1997 and the year ended December 31, 1996 were $167,000 and $221,000 respectively. Upon reassessment, annual real estate taxes are expected to increase by approximately $92,000. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the Property.

       (b)   Revenue Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the nine months ended September 30, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly

                                                                     (Continued)

(2)    Continued

             the historical summaries of operating revenue and expenses for the nine months ended September 30, 1997, have been included. The results of operations for the six-month period ended June 30, 1997 are not necessarily indicative of the results for the full year.

(3)  Rental Revenue

     The Property is leased to tenants under various arrangements classified as operating leases. The leases generally provide for base rent and reimbursement of various expenses such as common area maintenance, real estate taxes and insurance.

     Approximately 90% of the net rentable area of the Property is leased to a corporation which has the option to modify its lease by terminating portions of the lease, which represent approximately 16% of the net rentable area of the Property. The option expires in November, 1997.

     Minimum future rentals (excluding modification and renewal options) on noncancelable leases are as follows for the years ending December 31 (in thousands):

                      1997             $  2,816
                      1998                2,757
                      1999                2,809
                      2000                2,809
                      2001                2,801
                                          6,714
                                       --------
                      Thereafter       $ 20,706
                                       ========

(4) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of 2600 West Olive for the 12 months ended September 30, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life based on the anticipated total purchase cost. Real estate taxes included reflect the anticipated reassessment described in note 2(a). This statement does not purport to forecast actual operating results for any period in the future (dollars in thousands).

           Pro forma net operating income (exclusive of
               depreciation and amortization expense)                  $  2,550
           Less estimated depreciation and amortization expense             793
                                                                       --------

                         Pro forma taxable operating income            $  1,757
                                                                       ========
                         Pro forma cash available from operations      $  2,550
                                                                       ========

                       Presidential Circle Office Building
                    Statement of Revenue and Certain Expenses
                          Year Ended December 31, 1996
                   (With Independent Auditors' Report Thereon)

                         REPORT OF INDEPENDENT AUDITORS



We have audited the accompanying statement of revenue and certain expenses of Presidential Circle Office Building for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Presidential Circle Office Building. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the proposed future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.


In our opinion, the statement of revenue and certain expenses of Presidential Circle Office Building presents fairly, in all material respects, the revenue and certain expenses, as defined above, of the Presidential Circle Office Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                       /s/ERNST & YOUNG LLP


Los Angeles, California
March 7, 1997

                      Presidential Circle Office Building
                   Statement of Revenue and Certain Expenses
                          Year ended December 31, 1996
                                 (In Thousands)









Revenue from real estate and improvements              $  5,377

Certain expenses                                          1,702
                                                       --------

Excess of revenue over certain expenses                $  3,675
                                                       ========








See accompanying notes.

                      Presidential Circle Office Building
             Notes to the Statement of Revenue and Certain Expenses
                          Year ended December 31, 1996
                                 (In Thousands)






1.  Origanization and Basis of Presentation

    The accompanying statement of revenues and certain expenses include the accounts of Presidential Circle Office Building which is owned by a private limited partnership.

    Interest income, depreciation expense, property tax expense, leasing commissions and expenses, general and administrative expense and asset and property management fee expense (see Note 4) are not comparable to the proposed operations of Presidential Circle Office Building and have been excluded from the accompanying statement of revenues and certain expenses.

    Income taxes are not reflected in the statement of revenues and certain expenses as Presidential Circle Office Building is owned by a partnership and income of the partnership is included in the partners' respective tax returns.

2.  Summary of Significant Accounting Policies

    Revenue Recognition

    Revenue from real estate and improvements, primarily rental income is recorded on the accrual basis as the revenue becomes earned and billable under the terms of the related leases.

    Use of Estimates

    The preparation of the statement of revenues and certain expenses in accordance with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting periods. Actual results could differ from those estimates.

                       Presidential Circle Office Building
        Notes to the Statement of Revenue and Certain Expenses (Continued)
                          Year ended December 31, 1996
                                 (In Thousands)








3.  Property Rentals

    Future Minimum rental revenues under noncancelable operating leases as of December 31, 1996 are as follows:


                     1997                     $    3,366
                     1998                          3,285
                     1999                          3,089
                     2000                          2,058
                     2001                          1,278
                     Thereafter                    1,763
                                              ----------
                                              $   14,839
                                              ==========




    These amounts do not include percentage retals that may be received under certain leases on the basis of tenant sales in excess of stipulated minimums.


4. Transactions with Related Parties

    During 1996 an affiliate of the general partner received fees to provide asset management services. In addition, an affiliate of one of the limited partners received property management fees in 1996. The asset management fees and property management fees are not reflected in the accompanying statement of revenue and certain expenses since it is not comparable to the proposed operations of Presidential Circle Office Building.

                                CEDAR MAPLE PLAZA

                              Historical Summary
                        of Operating Revenue and Expenses

                          Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:



We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Cedar Maple Plaza for the year ended December 31, 1996. This historical summary is the responsibility of the management of Cedar Maple Plaza. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Cedar Maple Plaza.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) Cedar Maple Plaza for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

Washington, DC
August 1, 1997

                                CEDAR MAPLE PLAZA


              Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996
                             (dollars in thousands)

                                                                  Year
                                                                  ended
                                                               December 31,
                                                                  1996
                                                               ------------
Operating revenue:
    Building rental                                              $1,771
    Recovery of operating expenses                                   68
                                                                 ------

        Total operating revenue                                   1,839
                                                                 ------

Operating expenses:
    Maintenance                                                     107
    Utilities                                                       216
    Real estate taxes                                               205
    Insurance                                                         9
    Management fees                                                  72
    General operating                                               174
    Administrative                                                  132
                                                                 ------

        Total operating expenses                                    915
                                                                 ------

        Operating revenue in excess of operating expenses        $  924
                                                                 ======


                  See accompanying notes to historical summary
                       of operating revenue and expenses.

                                CEDAR MAPLE PLAZA

         Notes to Historical Summary of Operating Revenue and Expenses

                          Year ended December 31, 1996
                             (dollars in thousands)



(1)    Description of the Property

       Cedar Maple Plaza consists of three buildings located in Dallas, Texas, containing approximately 113,000 square feet of office space available for lease. At March 31, 1997, the property was 90% leased.

(2)    Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summary of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty, L.P. in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Cedar Maple Plaza have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)   Revenue Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.



                                                                    (Continued)

                                CEDAR MAPLE PLAZA

          Notes to Historical Summary of Operating Revenue and Expenses
                             (dollars in thousands)


(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Cedar Maple Plaza for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Pro forma net operating income (exclusive of
               depreciation and amortization expense)                 $     835
           Less estimated depreciation and amortization expense             266
                                                                      ---------

                         Pro forma taxable operating income           $     569
                                                                      =========

                         Pro forma cash available from operations     $     835
                                                                      =========

                                 BANNOCKBURN IV

                              Historical Summaries
                        of Operating Revenue and Expenses

                  Three Months Ended March 31, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:


We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Bannockburn IV for the year ended December 31, 1996. This historical summary is the responsibility of the management of Bannockburn IV. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Bannockburn IV.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Bannockburn IV for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                           KPMG Peat Marwick LLP

Washington, DC
July 31, 1997

                                 BANNOCKBURN IV


             Historical Summaries of Operating Revenue and Expenses

             For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)



                                                               Three months           Year
                                                                  ended               ended
                                                                 March 31,         December 31,
                                                                  1997                1996
                                                               ------------       ------------
Operating revenue:
    Building rental                                             $     371         $   1,382
    Recovery of operating expenses                                    154               539
    Other                                                              --                17
                                                                ---------         ---------

         Total operating revenue                                      525             1,938
                                                                ---------         ---------

Operating expenses:
    Maintenance                                                        38               124
    Utilities                                                          25               102
    Real estate taxes                                                  27               106
    Insurance                                                           4                18
    Management fees                                                    22                68
    General operating                                                  48               103
    Administrative                                                     16                67
    Food court                                                         19                69
                                                                ---------         ---------

         Total operating expenses                                     199               657
                                                                ---------         ---------

         Operating revenue in excess of operating expenses      $     326         $   1,281
                                                                =========         =========


                 See accompanying notes to historical summaries
                       of operating revenue and expenses.

                                 BANNOCKBURN IV

         Notes to Historical Summaries of Operating Revenue and Expenses

                  Three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)




(1)    Description of the Property

       Bannockburn IV (the Property) is located in Bannockburn, Illinois, a suburb of Chicago, and contains approximately 109,000 square feet of office space available for lease. At March 31, 1997, the Property was 86% leased.

(2)    Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty, L.P. in the proposed future operations of the Property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of the Property have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the Property.

       (b)   Revenue Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the three months ended March 31, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summaries of operating revenue and expenses for the three months ended March 31, 1997, have been included. The results of operations for the three-month period ended March 31, 1997 are not necessarily indicative of the results for the full year.
                                                                    (Continued)

                                 BANNOCKBURN IV

         Notes to Historical Summaries of Operating Revenue and Expenses
                             (dollars in thousands)


(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of Bannockburn IV for the 12 months ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

           Pro forma net operating income (exclusive of
               depreciation and amortization expense)                  $   1,141
           Less estimated depreciation and amortization expense              455
                                                                       ---------

                         Pro forma taxable operating income            $     686
                                                                       =========

                         Pro forma cash available from operations      $   1,141
                                                                       =========

                                   CM CAPITAL

                              Historical Summaries
                        of Operating Revenue and Expenses

                   Six Months Ended June 30, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report

The Board of Directors
CarrAmerica Realty Corporation:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of CM Capital: Arroyo, Amador and Rinconada (collectively, the Buildings) for the year ended December 31, 1996. This historical summary is the responsibility of the management of the Buildings. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of the Buildings. In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of the Buildings for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP

San Francisco, CA
June 2, 1997

                                   CM CAPITAL

             Historical Summaries of Operating Revenue and Expenses

               For the six months ended June 30, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)

                                                      Six months       Year
                                                         ended          ended
                                                       June 30,    December 31,
                                                         1997           1996
                                                     ------------   ------------
   Operating revenue:
        Building rental                                 $2,122         3,733
        Recovery of operating expenses                     379           600
                                                        ------         -----
                 Total operating revenue                 2,501         4,333
                                                        ------         -----
   Operating expenses:
        Maintenance                                        147           291
        Utilities                                           --            15
        Real estate taxes                                  101           279
        Insurance                                           30            72
        Management fees                                     30            52
        General and administrative                          83           174
                                                        ------         -----
                 Total operating expenses                  391           883
                                                        ------         -----
                 Operating revenue in excess of
                   operating expenses                   $2,110         3,450
                                                        ======         =====

See accompanying notes to historical summaries of operating revenue and expenses.

                                   CM CAPITAL

       Notes to the Historical Summaries of Operating Revenue and Expenses

                   Six months ended June 30, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)

(1)    Description of the Property

       The CM Capital buildings: Arroyo, Amador, and Rinconada (collectively, the Buildings), are located in Pleasanton, California and contain approximately 322,000 square feet of office space available for lease. The Buildings were constructed in 1983. At June 30, 1997, the Buildings were 100% leased.

(2)    Summary of Significant Accounting Policies

       (a)   Basis of Presentation

             The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of the Buildings have been excluded from expenses.

             Revenue and expense included for the Rinconada property has been annualized based on the 9 1/2 months ended December 31, 1996. This property was occupied by the same tenant for all of 1996. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the buildings.

       (b)   Revenue and Recognition

             Revenue from rental operations is recognized straight-line over the terms of the respective leases.

       (c)   Interim Unaudited Financial Information

             The accompanying unaudited financial information for the six months ended June 30, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequare to make the information

                                   CM CAPITAL

       Notes to the Historical Summaries of Operating Revenue and Expenses
                             (dollars in thousands)

(2) (c) Continued

             presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the six months ended June 30, 1997 have been included. The results of operations for the six-month period ended June 30, 1997 are not necessarily indicative of the results for the full year.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

       The unaudited pro forma table reflects the taxable operating results and cash available from operations of the Buildings for the 12 months ended June 30, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

              Pro forma net operating income (exclusive of
                  depreciation and amortization expense)                $ 3,432
              Less estimated depreciation and amortization expense         (645)
                                                                        -------
                            Pro forma taxable operating income          $ 2,787
                                                                        =======
                            Pro forma cash available from operations    $ 3,432
                                                                        =======
                                       30

                             SORENSON RESEARCH PARK

             Historical Summaries of Operating Revenue and Expenses

                  Three Months Ended March 31, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Sorenson Research Park for the year ended December 31, 1996. This historical summary is the responsibility of the management of Sorenson Research Park. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Sorenson Research Park.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Sorenson Research Park for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                 KPMG Peat Marwick LLP

Salt Lake City, Utah
March 21, 1997

                             SORENSON RESEARCH PARK

             Historical Summaries of Operating Revenue and Expenses

              For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)


                                                   Three months       Year
                                                       ended          ended
                                                     March 31,     December 31,
                                                       1997           1996
                                                   -----------     ------------

Operating revenue:
         Building rental                              $  470         $ 1,978
         Recovery of operating expenses                   34             411
                                                      ------         -------
         Total operating revenue                         504           2,389
                                                      ------         -------

Operating expenses:
         Maintenance                                      --              92
         Utilities                                        --              94
         Real estate and other taxes                      33             185
         Insurance                                        --              13
         General operating                                 1              27
                                                      ------         -------

         Total operating expenses                         34             411
                                                      ------         -------

Operating revenue in excess of operating expenses     $  470         $ 1,978
                                                      ======         =======


                 See accompanying notes to historical summaries
                       of operating revenue and expenses.

                             SORENSON RESEARCH PARK

         Notes to Historical Summaries of Operating Revenue and Expenses

                  Three months ended March 31, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)


(1)      Description of the Property

         Sorenson Research Park consists of five office buildings located in Salt Lake City, Utah. One of the five buildings is currently under construction and is expected to be completed in 1997. The other four operating office buildings were constructed between 1987 and 1996 and contain approximately 178,000 square feet of office space available for lease. At December 31, 1996, each of the four operating office buildings were 100% leased under triple-net, single tenant lease agreements. Management pays certain operating expenses on behalf of the tenants which are fully reimbursed by the tenants.

(2)      Summary of Significant Accounting Policies

         (a)     Basis of Presentation

         The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Sorenson Research Park have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

         (b)     Revenue Recognition

         Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3)      Related Party

         A principal of the owner of Sorenson Research Park is also a principal in a company that leases approximately 58,000 square feet of office space in Sorenson Research Park. Rental revenue from this lease amounted to $733 thousand for the year ended December 31, 1996.

(4)      Management Fees

         Management of Sorenson Research Park is provided by an affiliate and management fees are not charged to Sorenson Research Park. Therefore, management fees are not included in the accompanying historical summary.

(5) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of Sorenson Research Park for the year ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

Pro forma net operating income (exclusive of
  depreciation and amortization expense)                              $1,830
         Less estimated depreciation and amortization expense            672
                                                                      ------

Pro forma taxable operating income                                    $1,158
                                                                      ======

Pro forma cash available from operations                              $1,830
                                                                      ======

                                DRAPER PARK NORTH

                              Historical Summaries
                        of Operating Revenue and Expenses

                  Three Months Ended March 31, 1997 (Unaudited)
                        and Year ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Draper Park North for the year ended December 31, 1996. This historical summary is the responsibility of the management of Draper Park North. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Draper Park North.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses, described in note 2(a), of Draper Park North for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                 KPMG Peat Marwick LLP

Salt Lake City, Utah
March 21, 1997

                                DRAPER PARK NORTH

             Historical Summaries of Operating Revenue and Expenses

              For the three months ended March 31, 1997 (unaudited)
                      and the year ended December 31, 1996
                             (dollars in thousands)

                                               Three months           Year
                                                  ended               ended
                                                 March 31,        December 31,
                                                   1997               1996
                                               ------------       ------------
Operating revenue:
         Building rental                           $447               $784
         Recovery of operating expenses             160                197
                                                   ----               ----
         Total operating revenue                    607                981
                                                   ----               ----
Operating expenses:
         Common area maintenance                     85                149
         Management fees                             17                 30
         Real estate tax, insurance and other        58                 18
                                                   ----               ----
         Total operating expenses                   160                197
                                                   ----               ----
Operating revenue in excess of expenses            $447               $784
                                                   ====               ====

                 See accompanying notes to historical summaries
                       of operating revenue and expenses.

                                DRAPER PARK NORTH

         Notes to Historical Summaries of Operating Revenue and Expenses

                  Three months ended March 31, 1997 (unaudited)
                        and year ended December 31, 1996
                             (dollars in thousands)

(1)      Description of the Property

         Draper Park North consists of three buildings located in Draper, Utah, containing approximately 179,000 square feet of office space available for lease. Construction of each of the buildings was completed and operations commenced in 1996. At December 31, 1996, Draper Park North was 93% leased.

(2)      Summary of Significant Accounting Policies

         (a)     Basis of Presentation

         The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for the year ended December 31, 1996, as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Draper Park North have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the buildings.

         (b)     Revenue Recognition

         Revenue from rental operations is recognized straight-line over the terms of the respective leases. The historical summary for the year ended December 31, 1996 reflects revenues and expenses for the period since the buildings' operations commenced.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of the Draper Park North for the year ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

Pro forma net operating income (exclusive of interest,
  depreciation and amortization expenses)                              $1,393
         Less estimated depreciation and amortization expense             529
                                                                       ------
Pro forma taxable operating income                                     $  864
                                                                       ======
Pro forma cash available from operations                               $1,393
                                                                       ======

                                  QUORUM PLACE

                               Historical Summary
                        of Operating Revenue and Expenses

                      For the Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Quorum Place for the year ended December 31, 1996. This historical summary is the responsibility of the management of Quorum Place. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Quorum Place.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Quorum Place for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                 KPMG Peat Marwick LLP

Washington, DC
June 3, 1997

                                  QUORUM PLACE

              Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996
                             (dollars in thousands)

Operating revenue:

         Building rental                                       $ 2,140
         Recovery of operating expenses                            146
         Other operating income                                     32
                                                               -------

         Total operating revenue                                 2,318
                                                               -------

Operating expenses:

         Maintenance                                               168
         Utilities                                                 327
         Real estate taxes                                         282
         Insurance                                                  30
         Management fees                                            65
         General operating                                          44
         Administrative                                            204
                                                               -------

         Total operating expenses                                1,120
                                                               -------

Operating revenue in excess of operating expenses              $ 1,198
                                                               =======

                  See accompanying notes to historical summary
                       of operating revenue and expenses.

                                  QUORUM PLACE

          Notes to Historical Summary of Operating Revenue and Expenses

                      For the year ended December 31, 1996
                             (dollars in thousands)

(1)      Description of the Property

         Quorum Place is a multi-tenant office building located in suburban Dallas, Texas. The building contains approximately 177,000 square feet of office space available for lease. At December 31, 1996, Quorum Place was 96% leased.

(2)      Summary of Significant Accounting Policies

         (a)     Basis of Presentation

         The accompanying historical summary of operating revenue and expenses is not representative of the actual operations for 1996 as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Quorum Place have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summary of operating revenue and expenses to not be indicative of the future operating results of the building.

         (b)     Revenue Recognition

         Revenue from rental operations is recognized straight-line over the terms of the respective leases.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of Quorum Place for the year ended December 31, 1996, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the building is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

Pro forma net operating income (exclusive of
  depreciation and amortization expense)                            $ 1,037
         Less estimated depreciation and amortization expense           366
                                                                    -------

Pro forma taxable operating income                                  $   671
                                                                    =======

Pro forma cash available from operations                            $ 1,010
                                                                    =======

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:

We have audited the accompanying statement of revenue and certain expenses of Presidential Circle Office Building for the year ended December 31, 1996. This statement of revenue and certain expenses is the responsibility of the management of Presidential Circle Office Building. Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission. Certain expenses (described in Note 1) that would not be comparable to those resulting from the future operations of the property are excluded and the statement is not intended to be a complete presentation of the revenue and expenses of the property.

In our opinion, the statement of revenue and certain expenses of Presidential Circle Office Building presents fairly, in all material respects, the revenue and certain expenses, as defined above, of Presidential Circle Office Building for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                 /s/ ERNST & YOUNG LLP

Los Angeles, California
March 7, 1997

                             TOLLHILL EAST AND WEST

                              Historical Summaries
                        of Operating Revenue and Expenses

                  Three Months Ended March 31, 1997 (Unaudited)
                        and Year Ended December 31, 1996

                   (With Independent Auditors' Report Thereon)

                          Independent Auditors' Report



The Partners
CarrAmerica Realty, L.P.:

We have audited the accompanying historical summary of operating revenue and expenses, as defined in note 2(a), of Tollhill East and West for the year ended December 31, 1996. This historical summary is the responsibility of the management of Tollhill East and West. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the revenue and expenses of Tollhill East and West.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the operating revenue and expenses described in note 2(a) of Tollhill East and West for the year ended December 31, 1996, in conformity with generally accepted accounting principles.



                                                 KPMG Peat Marwick LLP

Washington, DC
May 16, 1997

                             TOLLHILL EAST AND WEST

             Historical Summaries of Operating Revenue and Expenses

    For the three months ended March 31, 1997 (unaudited) and the year ended
                                December 31, 1996
                             (dollars in thousands)

                                                     Three months      Year
                                                         ended         ended
                                                       March 31,    December 31,
                                                         1997          1996
                                                     -----------    ------------

Operating revenue:
         Building rental                                $ 768         $ 2,464
         Recovery of operating expenses                    18              35
         Other income                                       8              37
                                                        -----         -------

         Total operating revenue                          794           2,536
                                                        -----         -------

Operating expenses:
         Maintenance                                       89             238
         Utilities                                        114             470
         Real estate taxes                                 70             278
         Insurance                                          8              32
         Management fees                                   38             125
         General operating                                 22              87
         Administrative                                    53             210
                                                        -----         -------

         Total operating expenses                         394           1,440
                                                        -----         -------
Operating revenue in excess of
  operating expenses                                    $ 400         $ 1,096
                                                        =====         =======

                 See accompanying notes to historical summaries
                       of operating revenue and expenses.

                             TOLLHILL EAST AND WEST

         Notes to Historical Summaries of Operating Revenue and Expenses

    For the three months ended March 31, 1997 (unaudited) and the year ended
                                December 31, 1996
                             (dollars in thousands)

(1)      Description of the Property

         Tollhill East and West consists of two buildings located in Suburban Dallas, Texas, containing approximately 238,000 square feet of office space available for lease. At March 31, 1997, Tollhill East and West was 90% leased.

(2)      Summary of Significant Accounting Policies

         (a)     Basis of Presentation

         The accompanying historical summaries of operating revenue and expenses are not representative of the actual operations for the periods presented as certain revenue and expenses, which may not be comparable to those expected to be incurred by CarrAmerica Realty Corporation in the proposed future operations of the property, have been excluded. Interest income has been excluded from revenue, and interest, depreciation and amortization, and other costs not directly related to the future operations of Tollhill East and West have been excluded from expenses. Management is not aware of any other material factors that would cause the historical summaries of operating revenue and expenses to not be indicative of the future operating results of the buildings.

         (b)     Revenue Recognition

         Revenue from rental operations is recognized straight-line over the terms of the respective leases.

         (c)     Interim Unaudited Financial Information

         The accompanying unaudited financial information for the three months ended March 31, 1997 has been prepared consistent with the rules and regulations of the Securities and Exchange Commission governing the preparation of the amounts for the year ended December 31, 1996. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments, consisting only of normal recurring accruals, necessary to present fairly the historical summary of operating revenue and expenses for the three months ended March 31, 1996, have been included. The results of operations for the three-month period ended March 31, 1996 are not necessarily indicative of the results for the full year.

(3) Pro Forma Taxable Operating Results and Cash Available from Operations (Unaudited)

         The unaudited pro forma table reflects the taxable operating results and cash available from operations of Tollhill East and West for the 12 months ended March 31, 1997, as adjusted for certain items which can be factually supported. For purposes of presenting pro forma net taxable operating income, revenue is recognized when it is either collectible under the lease terms or collected. Tax depreciation for the buildings is computed on the modified accelerated cost recovery system method over a 39-year life. This statement does not purport to forecast actual operating results for any period in the future.

Pro forma net operating income
(exclusive of depreciation and amortization expense)                  $1,151
Less estimated depreciation and amortization expense                     499
                                                                      ------

Pro forma taxable operating income                                    $  652
                                                                      ======

Pro forma cash available from operations                              $  954
                                                                      ======